UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020 (December 17, 2020)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 17, 2020, Murray Hill Funding, LLC (“Murray Hill Funding”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CIC”), entered into a Fourth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (the “Fourth Amended Master Confirmation”) with UBS AG (“UBS”), which (i) extended the date that Murray Hill Funding will be required to repurchase Class A-1 Notes (the “Class A-1 Notes”) previously sold to UBS under the UBS facility from December 18, 2020 to November 19, 2023; and (ii) decreased the spread on the financing fee payable to UBS from the three-month LIBOR plus a spread of 3.90% to a spread of 3.375% per year.  No other material terms of the UBS facility were revised in connection with the Fourth Amended Master Confirmation.

On December 17, 2020, Murray Hill Funding also entered into a Revolving Credit Note Agreement (the “Revolving Note Agreement”) with Murray Hill Funding II, LLC (“Murray Hill Funding II”), an indirect, wholly-owned, special purpose financing subsidiary of CIC, UBS and U.S. Bank National Association (“U.S. Bank”), as note agent and trustee, which provides for a revolving credit facility in an aggregate principal amount of $50,000,000, subject to compliance with a borrowing base. Murray Hill Funding II will issue Class A-R Notes (the “Class A-R Notes”) in exchange for advances under the Revolving Note Agreement. Principal on the Class A-R Notes will be due and payable on the stated maturity date of May 19, 2027, which is the same stated maturity date as the Class A-1 Notes. Murray Hill Funding II did not draw down on the revolving note facility on the closing date.

The Class A-R Notes will be issued pursuant to a Second Amended and Restated Indenture, dated December 17, 2020, between Murray Hill Funding II and U.S. Bank, as trustee (the “Second Amended Indenture”). Under the Second Amended Indenture, the aggregate principal amount of Class A-1 Notes and Class A-R Notes that may be issued by Murray Hill Funding II from time to time is $150,000,000. Pursuant to the Second Amended Indenture, Murray Hill Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Second Amended Indenture contains events of default customary for similar transactions, including, without limitation: (a) the failure to make principal payments on the Class A-1 Notes and the Class A-R Notes at their stated maturity or any earlier redemption date and such failure is not cured within three business days; (b) the failure to disburse amounts in accordance with the priority of payments and such failure is not cured within three business days; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Murray Hill Funding II or Murray Hill Funding.

Murray Hill Funding, in turn, entered into a repurchase transaction with UBS pursuant to the terms of the related Annex and Master Confirmation, dated December 17, 2020, to the Global Master Repurchase Agreement, dated May 19, 2017, related to the Class A-R Notes (the “Class A-R Notes Master Confirmation”). Murray Hill Funding is required to repurchase the Class A-R Notes that will be sold to UBS by no later than November 19, 2023. The financing fee for the Class A-R Notes is equal to the three-month LIBOR plus a spread of 3.375% per year.

Murray Hill Funding makes capital contributions to Murray Hill Funding II to, among other things, maintain the value of the portfolio of assets held by Murray Hill Funding II that secures the obligations of Murray Hill Funding II under the Class A-1 Notes and the Class A-R Notes.

Murray Hill Funding and Murray Hill Funding II incurred certain customary costs and expenses in connection with the Fourth Amended Master Confirmation and the Revolving Note Agreement. No other material terms of the UBS facility were revised in connection with the Revolving Note Agreement or the related revolving note facility.

The foregoing description of the Fourth Amended Master Confirmation, the Revolving Note Agreement, the Class A-R Notes, the Second Amended Indenture, and the Class A-R Notes Master Confirmation as set forth in this Item 1.01 are summaries only and are qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Fourth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG.

10.2	Revolving Credit Note Agreement, dated as of December 17, 2020, by and among Murray Hill Funding II, LLC, Murray Hill Funding, LLC, U.S. Bank National Association and the Class A-R Noteholders.

10.3	Murray Hill Funding II, LLC Class A-R Notes Due 2027.

10.4	Second Amended and Restated Indenture, dated as of December 17, 2020, by and between Murray Hill Funding II, LLC and U.S. Bank National Association.

10.5	Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	December 23, 2020	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG.

10.2	Revolving Credit Note Agreement, dated as of December 17, 2020, by and among Murray Hill Funding II, LLC, Murray Hill Funding, LLC, U.S. Bank National Association and the Class A-R Noteholders.

10.3	Murray Hill Funding II, LLC Class A-R Notes Due 2027.

10.4	Second Amended and Restated Indenture, dated as of December 17, 2020, by and between Murray Hill Funding II, LLC and U.S. Bank National Association.

10.5	Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of December 17, 2020, by and between Murray Hill Funding, LLC and UBS AG.